THE GROUP AND ITS OPERATIONS	12 Months Ended
Jun. 30, 2020
THE GROUP AND ITS OPERATIONS [Abstract]
THE GROUP AND ITS OPERATIONS
1.	THE GROUP AND ITS OPERATIONS

IBEX Holdings Limited “the Holding Company”, was incorporated on February 28, 2017 and changed its name to IBEX Limited on September 11, 2019. IBEX Limited is hereinafter also referred to as “the Holding Company”. The registered office of the Holding Company is situated at Crawford House, 50 Cedar Avenue, Hamilton HM 11, Bermuda, which is also the principal place of business of the Holding Company. “The Group” or the “Company” refers to the Holding Company and its subsidiaries. The Holding Company is controlled by and majority owned by The Resource Group International Limited (“TRGI”) (the “Controlling Shareholder”), of which TRG Pakistan Limited holds a majority interest in TRGI. These consolidated financial statements of the Holding Company as of June 30, 2020 and 2019 and for the years ended June 30, 2020, 2019 and 2018 (hereafter the financial year) comprise the financial statements of IBEX Limited and its subsidiaries.

The Group is a leading end-to-end provider of technology-enabled customer lifecycle experience (“CLX”) solutions. Through the Group’s integrated CLX platform, a comprehensive portfolio of solutions is offered to optimize customer acquisition, engagement, expansion and experience for clients. The Group leverages sophisticated technology and proprietary analytics, in combination with its global contact and delivery center footprint and business process outsourcing expertise, to protect and enhance clients’ brands. The Group manages approximately 60 million interactions each year with consumers on behalf of clients through an omni-channel approach, using voice, web, chat and email.

On June 26, 2019, the Holding Company transferred the shares of Etelequote Limited (ETQ) to the parent company TRGI. The disposal of ETQ is described in Note 30.2.

The financial position of the Group, its cash, liquidity position and borrowing facilities are described in Note 10, Note 22.3 and Note 13 respectively to the consolidated financial statements. In addition, Notes 22 and 24 to the consolidated financial statements include the Group’s objectives, policies and processes for managing its capital; financial risk management objectives; details of financial instruments; exposures to credit risk, market risks and liquidity risks.

Going Concern

As of June 30, 2020, the Group has a net income of $7.8 million, net cash generated from operating activities of $51.7 million and an accumulated deficit of $109.5 million, as compared to June 2019 in which the Company had a net income of $11.0 million, net cash generated in operating activities of $2.2 million and an accumulated deficit of $117.2 million. Current liabilities exceed current assets by $19.6 million as of June 30, 2020 of which $27.5 million is associated with borrowings, including line of credit which was drawn to $21.5 million at June 30, 2020 (See Note 13.2). The Group has cash and cash equivalents of $21.9 million as of June 30, 2020.  As disclosed in Note 31, Subsequent Events, the Company raised net proceeds of $63.1 million in August 2020 from the initial public offering of its common stock on the Nasdaq Global Market.  The Company intends to use the net proceeds received from the offering primarily for building out additional facilities as well as expand existing facilities, investing in upgraded support systems that improve our internal employee management and real time financial reporting, and/or to repay high interest debt.

The accompanying consolidated financial statements have therefore been prepared assuming that the Group will continue as a going concern for at least a period of twelve months from the date of approval of these consolidated financial statements. This basis of accounting contemplates the recovery of the Group’s assets and the satisfaction of liabilities in the normal course of business.

In March 2020, the World Health Organization declared the outbreak of COVID-19 as a global pandemic (the “Pandemic”). The Pandemic has had a widespread and detrimental effect on the global economy and has adversely impacted the Company’s business and results of operations. The Company has experienced travel bans, states of emergency, quarantines, lockdowns, “shelter in place” orders, business restrictions and shutdowns in most countries where it operates. The Company’s containment measures have impacted its day-to-day operations and disrupted its business.

The adverse impact of the Pandemic was primarily operational in nature related to the complexities of ensuring staffing in those of our sites where the local authorities had imposed lockdowns. Client demand for our services remained robust despite the Pandemic, and our revenues during the fourth quarter of the fiscal year ended June 30, 2020 were $100.9 million which represents an increase of approximately 14.8% over our revenues for the same period in fiscal year 2019. The high level of client demand reflects the nature of our client base, where the Pandemic increased demand for customer support, and as a result, our client pricing remained stable, and in some cases, we were able to win client bonuses related to operational execution.

The Company incurred one-time expenses of $6.1 million (net of client reimbursements) primarily in the form of hotel accommodation expenses for the fiscal year ended June 30, 2020.  However, the Company believes that its liquidity and operating cash flow will be sufficient to absorb additional costs for a period of at least 12 months from date of approval of the consolidated financial statements. Refer to Note 24 and Note 31 for capital risk management and initial public offering ("IPO"), respectively.

The Group believes that the Pandemic presents both medium term risks and opportunities for our business. In terms of risks, any weakening of the economy could have an overall impact on the level of consumer demand for goods and services, with knock-on effect on the demand from consumer-facing businesses for customer support. On the other hand, our client base has a heavy preponderance of companies that either provide online services or are enablers of the online economy, and a prolongation of consumer online activity due to the Pandemic is likely to result in continued demand for services from our clients.

The Group’s forecasts and projections, taking account of reasonably possible changes in trading performance, show that the Group should be able to operate within the level of its current monetary facilities and plans. Management therefore has a reasonable expectation that the Group has adequate resources to continue its operational existence for a period of at least twelve months from the date of approval of these consolidated financial statements. Thus, they continue to adopt the going concern basis of accounting in preparation of these consolidated financial statements.

The Group is comprised of the Holding Company and the following direct subsidiaries with the location (country of incorporation and principal place of business), nature of business and ownership percentage:

			Ownership %
Description	Location	Nature of Business	2020	2019
Subsidiaries
IBEX Global Limited	Bermuda	Holding Company	100%	100%
DGS Limited	Bermuda	Holding Company	100%	100%
iSky Inc.	Bermuda	Holding Company	100%	100%
iSky Canada Technologies Inc.	Canada	Market Research	100%	100%

Please refer to Note 30 for the indirect subsidiaries of the Holding Company.